UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2013


                                  SOLAR3D, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



          000-49805                                      01-0592299
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


        26 WEST MISSION AVENUE, SUITE 8, SANTA BARBARA, CALIFORNIA 93101
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               (Address of principal executive offices) (Zip Code)


                                 (805) 690-9000
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              (Registrant's telephone number, including area code)


           6500 HOLLISTER AVENUE, SUITE 130, GOLETA, CALIFORNIA 93117
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS
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         ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 1, 2013, Solar3D, Inc., a Delaware corporation ("S3D") entered into a stock purchase agreement, dated as of October 31, 2013 ("SPA"), with Solar United Network, Inc., a California corporation ("SUN"), and Emil Beitpolous, an individual shareholder holding 30% of the outstanding shares of SUN, Abe Emard, an individual shareholder holding 30% of the outstanding shares of SUN, Richard Emard, an individual shareholder holding 20% of the outstanding shares of SUN, and Mikhail Podnesbesnyy, an individual shareholder holding 20% of the outstanding shares of SUN (collectively, the "Sellers" or "SUN Shareholders"), pursuant to which S3D agreed to purchase 100% of the outstanding shares of SUN's common stock (the "SUN Stock") from the Sellers in consideration for $2,794,500, $1,044,500 of which is payable in cash at the closing of the SPA and $1,750,000 of which is payable in installments over a period of five years after the closing of the SPA pursuant to convertible promissory notes bearing simple interest the rate of 4% per annum (the "Notes"). The Notes are convertible at any time after issuance into shares of fully paid and non-assessable shares of the common stock of S3D. The conversion price is $0.02 per share until March 30, 2015, and thereafter the conversion price will be the greater of (a) $0.02 per share or (b) Fifty Percent (50%) of the average closing price of the common stock of S3D as reported by Bloomberg for the ten (10) consecutive trading days following the submission of a notice in writing signed by the Noteholder of his intent to convert.

         At the closing of the SPA the SUN Board of Directors will consist of three members, one of whom will be James B. Nelson, one of whom will be Mark J. Richardson, and one of whom will be a designee of SUN reasonably acceptable to S3D and who will initially be Abe Emard.

         In the event that S3D proposes to sell all of the SUN Stock or cause SUN to sell all or substantially all of its assets in the future in one or a series of predetermined transactions in consideration for only cash or notes and not for any securities (the "SUN Sale Proposal"), with the intent of exiting the type of business in which SUN is then engaged, each Seller will have the right of first refusal to elect to purchase up to his pro rata share of the SUN Stock or SUN assets proposed for sale, as the case may be, based on the relative outstanding balances of their Notes on the date of the first delivery of notice of the SUN Sale Proposal by S3D.

         SUN is engaged in the business of the design, installation, and management of solar systems for commercial, agricultural, and residential customers in California. A copy of the Stock Purchase Agreement is attached to this Report as an exhibit.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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         (d)      Exhibits

                  10.1 Stock Purchase Agreement by and among Solar United Network, Inc., Emil Beitpolous, Abe Emard, Richard Emard, Mikhail Podnesbesnyy, and Solar3D, Inc., dated October 31, 2013.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOLAR3D, INC.
              ----------------------------------------------------
                                  (Registrant)

Date:  November 6, 2013


                               /s/ James B. Nelson
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                    James B. Nelson, Chief Executive Officer










































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